VERTEX ENERGY, INC. 8-K

Exhibit 10.2

EXECUTION VERSION

Confidential

AMENDMENT NO. 1 TO THE

FIRST AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

June 15, 2022

AMENDMENT NO. 1 TO THE

FRIST AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO THE FIRST AMENDED AND RESTATED REGISTRATION RIGHTS

AGREEMENT (this “Amendment”) is made and entered into as of June 15, 2022, by and among Vertex Energy Inc., a Nevada corporation (the “Company”), and each of the undersigned entities (the “Holders”). Capitalized terms used herein have the meanings ascribed thereto in the Registration Rights Agreement (as defined below) except where otherwise defined herein.

RECITALS

WHEREAS, the Company and the Holders are party to that certain First Amended and Restated Registration Rights Agreement, dated as of May 26, 2022 (as amended, restated, supplemented or otherwise modified from time to time pursuant to the terms thereof, the “Registration Rights Agreement”); and

WHEREAS, Section 5.5 of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended upon the prior written consent of the Company and the Holders of at least sixty-six and two-thirds percent (66 2/3%) in interest of the Registrable Securities; and

WHEREAS, the undersigned, being the Company and the Holders of at least sixty-six and two-thirds percent (66 2/3%) in interest of the Registrable Securities, desire to amend the Registration Rights Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.                   Section 2.1.1 of the Registration Rights Agreement. The first sentence of Section 2.1.1 of the Registration Rights Agreement is hereby amended by deleting such sentence in its entirety and inserting the following in lieu thereof:

“The Company shall use commercially reasonable efforts to file with the Commission on July 1, 2022 (the “Filing Deadline”), a Registration Statement for a Shelf Registration on Form S-3 (the “Form S-3 Shelf”) or, if the Company is then ineligible to use a Form S-3 Shelf, a Registration Statement for a Shelf Registration on Form S-1 (the “Form S-1 Shelf”), in each case, covering the resale by the Holders of all the Registrable Securities (determined as of two (2) business days prior to such filing) on a delayed or continuous basis and shall use commercially reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable after the initial filing thereof (including, if then a “well-known seasoned issuer” (as defined in Rule 405 of the Securities Act, a “WKSI”) by filing such Registration Statement as an automatically effective shelf registration statement) and in no event later than forty- five (45) days following the initial filing of the Registration Statement (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended to seventy-five (75) days after the initial filing of the Registration Statement if the Registration Statement is reviewed by the staff of the Commission.”

2.                   WKSI. The Company hereby represents and warrants to each Holder that (i) as of the date of this Amendment, the Company satisfies all of the requirements for being a “well-known seasoned issuer” (as defined in Rule 405 of the Securities Act, a “WKSI”) except for requirements related to the historical timely filing of required Exchange Act reports (the “Reporting Requirements”), (ii) the Company will satisfy all such Reporting Requirements as of July 1, 2022, and (iii) the Company is not aware of any facts or circumstances that are reasonably likely to cause the Company to not be a WKSI on and after July 1, 2022.

3.                   Effect of Amendment. Except as set forth herein, all other terms and provisions of the Registration Rights Agreement remain unchanged and in full force and effect. On and after the date hereof, each reference in the

Registration Rights Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import shall mean and be a reference to the Registration Rights Agreement as amended or otherwise modified by this Amendment. For the avoidance of doubt, references to the phrases “the date of this Agreement” or “the date hereof”, wherever used in the Registration Rights Agreement, as amended by this Amendment, shall mean May 26, 2022.

4.                   Construction. This Amendment shall be governed by all provisions of the Registration Rights Agreement unless context requires otherwise, including all provisions concerning governing law.

5.                   Entire Agreement. This Amendment and the Registration Rights Agreement constitute the entire agreement between the parties on the subject matter contained herein and therein.

6.                   Counterparts. This Amendment may be executed and delivered, including by facsimile transmission or portable document format (.PDF), in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on its behalf as of the date first above written.

COMPANY:

VERTEX ENERGY INC.

By:	/s/ Chris Carlson
Name: Chris Carlson
Title: Chief Financial Officer, Secretary and Treasurer

HOLDERS:

WHITEBOX MULTI-STRATEGY PARTNERS, LP

By: Whitebox Advisors LLC its investment manager

By:	/s/ Lisa Conrad
Name: Lisa Conrad
Title: General Counsel & Chief Compliance Officer

WHITEBOX RELATIVE VALUE PARTNERS, LP
By: Whitebox Advisors LLC its investment manager

By:	/s/ Lisa Conrad
Name: Lisa Conrad
Title: General Counsel & Chief Compliance Officer

WHITEBOX GT FUND, LP
By: Whitebox Advisors LLC its investment manager

By:	/s/ Lisa Conrad
Name: Lisa Conrad
Title: General Counsel & Chief Compliance Officer

PANDORA SELECT PARTNERS, LP
By: Whitebox Advisors LLC its investment manager

By:	/s/ Lisa Conrad
Name: Lisa Conrad
Title: General Counsel & Chief Compliance Officer

GLOBAL CREDIT OPPORTUNITIES II FUND A MASTER SCSP
By: BlackRock Financial Management, Inc., its investment manager

By:	/s/ Zach Viders
Name: Zach Viders
Title: Managing Director

GCO II FUND B (INVESTMENT 2), L.P.
By: BlackRock Financial Management, Inc., its portfolio manager

By:	/s/ Zach Viders
Name: Zach Viders
Title: Authorized Signatory

BLACKROCK DIVERSIFIED PRIVATE DEBT FUND MASTER LP
By: BlackRock Financial Management, Inc., its manager

By:	/s/ Zach Viders
Name: Zach Viders
Title: Authorized Signatory

CROWDOUT CREDIT OPPORTUNITIES FUND LLC

By:	/s/ Alexander Schoenbaum
Name: Alexander Schoenbaum
Title: Managing Member

CROWDOUT CAPITAL LLC

By:	/s/ Alexander Schoenbaum
Name: Alexander Schoenbaum
Title: Chief Executive Officer

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.
By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director, Co-Chief Investment Officer

CHAMBERS ENERGY CAPITAL IV, LP
By:	CEC Fund IV GP, LLC, its general partner

By:	/s/ Robert Hendricks
Name: Robert Hendricks
Title: Partner